                                                                    EXHIBIT 10.3



                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


        This Intellectual Property Security Agreement is entered into as of May 13, 1999 by and between ZINDART LIMITED, a Hong Kong corporation ("LENDER") and FFM ACQUISITION CORP., a California corporation to be known as Fast Forward Marketing, Inc. ("GRANTOR").

                                    RECITALS

        A. Lender has agreed to make certain advances of money and to extend certain financial accommodations to Grantor (the "LOANS") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Lender and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "LOAN AGREEMENT"; capitalized terms used herein are used as defined in the Loan Agreement). Lender is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Lender a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

        B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Lender a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

        NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

        To secure its obligations under the Loan Agreement, Grantor grants and pledges to Lender a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including, without limitation, those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), and including, without limitation, all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

        This security interest is granted in conjunction with the security interest granted to Lender under the Loan Agreement. The rights and remedies of Lender with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Lender as a matter of law or equity. Each right, power and remedy of Lender provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein, and the exercise by Lender of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Lender, of any or all other rights, powers or remedies.



                                       1
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               IN WITNESS WHEREOF, the parties have cause this Intellectual
Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

 Address of Grantor:                             GRANTOR:
 2716 Ocean Park Boulevard., Suite 2020          FFM ACQUISITION CORP.
 Santa Monica, California 90405

                                                 By:     /s/ Dan Reavis
                                                     ---------------------------

                                                 Name:   Dan Reavis
                                                     ---------------------------
                                                 Title:  President

                                                     ---------------------------

 Address of Lender:                              LENDER:
 c/o ChinaVest                                   ZINDART LIMITED
 160 Sansome Street, 18th Floor
 San Francisco, California 94105

                                                 By:     /s/
                                                     ---------------------------
                                                 Name:

                                                     ---------------------------
                                                 Title:
                                                     ---------------------------

                                    EXHIBIT A

                                   COPYRIGHTS


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                                    EXHIBIT B

                                     PATENTS


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



                                    EXHIBIT C

                                   TRADEMARKS


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